EXHIBIT 99.11

SEPTEMBER 2008 WAIVER AND AMENDMENT

THIS SEPTEMBER 2008 WAIVER AND AMENDMENT (this “Agreement”) is made as of September 19, 2008, among South Texas Oil Company, a Nevada corporation (the “Company”), the Subsidiaries, The Longview Fund, L.P., a California limited partnership (“Longview”), and Longview Marquis Master Fund, L.P., a British Virgin Islands limited partnership (“Marquis” and together with Longview, the “Buyers”). Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to them in the Purchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Company and the Buyers entered into that certain Securities Purchase Agreement, dated as of April 1, 2008 (as amended by each of the June 2008 Amendment Agreement (as defined below) and the Second June 2008 Amendment Agreement (as defined below), and as may otherwise be amended, supplemented, restated or modified and in effect from time to time, the “Purchase Agreement”), pursuant to which (i) the Company issued to (a) Longview, among other things, senior secured notes in an aggregate original principal amount of $23,908,013.11 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Longview Notes”), and (b) Marquis, among other things, senior secured notes in an aggregate original principal amount of $8,469,337.71 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Marquis Notes” and, together with the Longview Notes, the “Notes”), and (ii) the Warrants (as defined therein) were amended and restated;

WHEREAS, pursuant to that certain June 2008 Amendment Agreement, dated as of June 18, 2008 (the “June 2008 Amendment Agreement”), among the Company and the Buyers, among other things, Marquis assigned, and Longview assumed, all of Marquis’s obligation to purchase Additional Notes pursuant to the Purchase Agreement, such that Marquis would have no further obligations, on or after June 18, 2008, to purchase Additional Notes pursuant to the Purchase Agreement;

WHEREAS, pursuant to that certain June 2008 Amendment to Senior Notes and Purchase Agreement, dated as of June 30, 2008 (the “Second June 2008 Amendment Agreement”), among the Company and the Buyers, among other things, the Company and the Buyers amended the Purchase Agreement to increase the Maximum Borrowing Amount to $32,500,000 and amended each of the Notes with respect to the manner in which Interest is paid, as more specifically set forth therein;

WHEREAS, the Company desires to enter into a Securities Purchase Agreement (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Bridge Purchase Agreement”), by and among the Company and the investors listed on the Schedule of Buyers attached thereto (the “Bridge Buyers”), pursuant to which, among other things, subject to the terms and conditions set forth therein, the Company will sell, and the

Bridge Buyers will purchase senior secured notes in the original aggregate principal amount of $7,000,000 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Bridge Notes”); and

WHEREAS, the Company and Buyers desire to amend the terms of the Purchase Agreement and each of the Longview Notes as provided herein.

NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

1. Amendment of Longview Notes.

a. Each of the Buyers, severally and not jointly, hereby agrees with the Company that, as of the date first above written, the last sentence of Section 5 of each of the Longview Notes is hereby amended and restated in its entirety to read as follows:

“Notwithstanding the foregoing, the Interest Amount payable on any Interest Payment Date (but not the Interest Amount payable on any Company Early Redemption Date) that occurs on or prior to the later of (a) the first date on which no Bridge Notes are outstanding, and (b) the earlier of (I) December 31, 2008 and (II) the Company Financing Date, shall be paid by adding such Interest Amount to the Principal (i.e., by capitalizing such Interest Amount) on such Interest Payment Date, and on and after such Interest Payment Date such Interest Amount shall itself (as part of the Principal) bear Interest in accordance herewith. For purposes of this Note, “Bridge Notes” means those certain senior secured notes in the original aggregate principal amount of $7,000,000, issued pursuant to that certain Securities Purchase Agreement, dated as of September 19, 2008, by and among the Company and the investors listed on the Schedule of Buyers attached thereto, as amended, restated, supplemented or otherwise modified and in effect from time to time (the “Bridge Purchase Agreement”); and “Company Financing Date” means the first date after the Issuance Date on which the Company and its Subsidiaries have received an aggregate of $15,000,000 or more in gross proceeds in one or more transactions, other than the transaction contemplated by the Bridge Purchase Agreement, following June 30, 2008 (the “Amendment Date”) from (A) any sales of debt and/or equity securities of the Company and/or any of the Subsidiaries or any securities convertible into or exercisable or exchangeable for debt and/or equity securities of the Company and/or any of its Subsidiaries (including debt securities with an equity component), other than issuances of Common Stock upon exercise of stock options outstanding on the Amendment Date, provided that such stock options are not amended or otherwise modified after the Amendment Date, (B) any other debt and/or equity financings (including any debt financing with an equity component), (C) any “farm-out” financing transactions or similar transactions which do not have operating obligations of the financing party as a major component, in any form, and/or (D) any sales of Hydrocarbon Property.”

b. As amended hereby, each of the Longview Notes shall remain in full force and effect.

2. Amendment to Purchase Agreement.

a. Each of the Buyers, severally and not jointly, hereby agrees with the Company that, as of the date first written above, the last sentence of Section 5(t) of the Purchase Agreement is hereby amended by adding a new clause (x) immediately after clause (ix) thereof, such clause to read in its entirety as follows:

“; and (x) Liens consisting of cash collateral securing the Company’s and the Subsidiaries’ reimbursement obligations, under letters of credit permitted under Section 6(f)(vii), provided that the aggregate amount of cash collateral securing such Indebtedness does not exceed the undrawn face amount outstanding at any one time.”

b. Each of the Buyers, severally and not jointly, hereby agrees with the Company that, as of the date first written above, Section 6(f) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“f. Indebtedness. From the date of this Agreement until the end of the Reporting Period, the Company shall not, and the Company shall cause each of the Subsidiaries not to, create, incur, assume, extend the term of, become obligated on or suffer to exist (directly or indirectly), any Indebtedness other than Indebtedness under the Notes issued pursuant to this Agreement, except that the Company and the Subsidiaries may, (i) incur non-convertible Indebtedness for borrowed money, and only to the extent, that (A) a subordination agreement in favor of and in form and substance satisfactory to the Buyers in its sole and absolute discretion is executed and delivered to the Buyers with respect thereto (which subordination agreement shall prohibit payments in respect of such subordinated Indebtedness for so long as any Notes are outstanding), (B) the terms of such subordinated Indebtedness does not require or permit payment of principal thereon until at least ninety (90) days after the Maturity Date of any outstanding Notes, and (C) such subordinated Indebtedness is not secured by any of the assets of the Company or any of the Subsidiaries; (ii) incur purchase money Indebtedness or Capital Lease Obligations in an aggregate amount not to exceed $250,000 outstanding at any time; (iii) incur unsecured intercompany Indebtedness amongst the Company and one or more of its wholly-owned domestic Subsidiaries that is a party to, and in compliance with, the Amended and Restated Security Agreement and the Subsidiary Guaranty, to the extent such Indebtedness is evidenced by a promissory note that has been pledged to Collateral Agent; (iv) incur Indebtedness of the Company and the Subsidiaries for taxes, assessments, municipal or governmental charges not yet due; (v) incur obligations of the Company and the Subsidiaries resulting from endorsements for collection or deposit in the ordinary course of business; (vi) suffer to exist the Diversity Note (and the obligations thereunder) and the Leexus Additional Consideration Obligation, in each case as in effect on the date of its original issuance or incurrence, without waiver, amendment, supplement, restatement or other modification thereof after such date; and (vii) incur reimbursement obligations in respect of letters of credit issued for the account of the Company or any of the Subsidiaries in the ordinary course of their business for the purpose of securing performance obligations of the Company or any other of the Subsidiaries or for the purpose of satisfying federal, state and/or local legal requirements for owning and operating oil and gas properties, so long as the aggregate face amount of such letters of credit does not exceed $500,000 at any one time (any Indebtedness that the Company or any of the Subsidiaries is expressly permitted to incur pursuant to clauses (i) through (vii) above being referred to herein as “Permitted Indebtedness”).”

c. Each of the Buyers, severally and not jointly, hereby agrees with the Company that, as of the date first above written, the first sentence of Section 6(t)(i) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

(i) The Company shall not allow the Daily Barrel Average to be less than 225 barrels of oil and/or its equivalent in natural gas (including barrels of oil and barrels of oil equivalents from gas produced into a sales pipeline at a ratio of one (1) barrel of oil for each six thousand (6,000) cubic feet (“MCF”) of gas (collectively, “BOEs”)) in the calendar quarter ending September 30, 2008, or be less than 250 BOEs in the calendar quarter ending December 31, 2008, or be less than 350 BOEs in the calendar quarter ending March 31, 2009, or be less than 400 BOEs in the calendar quarter ending June 30, 2009, or be less than 500 BOEs in the calendar quarter ending September 30, 2009 or be less than 750 BOEs in any calendar quarter ending after September 30, 2009 (the failure of the Daily Barrel Average to be at least the applicable minimum (as set forth in this sentence) in any such calendar quarter being referred to as a “Financial Covenant Failure”).

d. As amended hereby, the Purchase Agreement shall remain in full force and effect..

3. Limited Waivers.

a. Subject to the conditions set forth in Section 3(b) hereof, each of the Buyers, severally and not jointly, hereby (i) waives any and all violations or breaches of the Notes (as amended hereby), the Purchase Agreement (as amended hereby) and any of the other Transaction Documents, and any Event of Default, solely to the extent that any such violation, breach or Event of Default is the direct result of the Company and the Subsidiaries entering into, and carrying out their respective obligations under, the Bridge Purchase Agreement, the Bridge Notes and any other document contemplated by the Bridge Purchase Agreement, and (ii) waives any adjustment to the Purchase Price (as defined in each of the Warrants) pursuant to Section 3.4 of each of the Warrants, solely to the extent that such adjustment would directly result from the Company’s issuance of the Demand Note Exchange Shares (as defined in the Bridge Purchase Agreement) or the issuance of any Option Shares (as defined in the Bridge Purchase Agreement) upon any exercise of the Investor Share Option (as defined in each of the Bridge Notes), all in accordance with the terms and conditions set forth in the Bridge Purchase Agreement and the Bridge Notes.

b. The limited waivers set forth in Section 3(a) hereof (i) are not, nor shall they be deemed to be, waivers under any other circumstance or waivers of any other condition, requirement, provision or breach of, or rights under, any of the Notes (as amended hereby), the Purchase Agreement (as amended hereby), any of the Transaction Documents or any other agreement or instrument, and (ii) do not, nor shall they be deemed to, establish a custom or course of dealing.

4. Representations and Warranties of the Company. The Company represents and warrants to each of the Buyers that:

a. Authorization; Enforcement; Validity. Each of the Company and the Subsidiaries is a duly organized and validly existing corporation or limited liability company and has the requisite corporate or limited liability company power and authority to enter into and perform its obligations under this Agreement, each of the Notes (as amended hereby), the Purchase Agreement (as amended hereby) and the other Transaction Documents. The execution and delivery of this Agreement by the Company and the Subsidiaries and the consummation of the transactions contemplated hereby, by the Notes (as amended hereby), the Purchase Agreement (as amended hereby) and by the other Transaction Documents have been duly authorized by the respective boards of directors of the Company and the Subsidiaries, and no further consent or authorization is required by the Company, the Subsidiaries or their respective boards of directors or shareholders. This Agreement has been duly executed and delivered by the Company and each of the Subsidiaries, and each of this Agreement, the Notes (as amended hereby), the Purchase Agreement (as amended hereby) and the other Transaction Documents constitutes a valid and binding obligation of each of the Company and the Subsidiaries (as applicable), enforceable against each of the Company and the Subsidiaries (as applicable) in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

b. No Conflicts. The execution and delivery of this Agreement by each of the Company and the Subsidiaries, the performance by each of the Company and the Subsidiaries (as applicable) of their respective obligations hereunder, under the Notes (as amended hereby), the Purchase Agreement (as amended hereby) and under the other Transaction Documents, and the consummation by each of the Company and the Subsidiaries (as applicable) of the transactions contemplated hereby, by the Notes (as amended hereby), the Purchase Agreement (as amended hereby) and by the other Transaction Documents will not (i) result in a violation of the articles of incorporation or the bylaws of the Company or the organizational documents of any Subsidiary; (ii) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company or any of the Subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of the Subsidiaries or by which any property or asset of the Company or any of the Subsidiaries is bound or affected. Neither the Company nor any of the Subsidiaries is required to obtain any consent, authorization or order of or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under, or contemplated by, this Agreement, the Notes (as amended hereby), the Purchase Agreement (as amended hereby) and the other Transaction Documents.

5. Representation and Warranties of each of the Buyers. Each of the Buyers, severally, and not jointly, represents and warrants to the Company that (a) such Buyer is a validly existing limited partnership and has the requisite limited partnership power and authority to enter into and perform its obligations under this Agreement, and (b) this Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer, enforceable against such Buyer in accordance with its terms.

6. Acknowledgment of the Company and the Subsidiaries. The Company and each of the Subsidiaries hereby irrevocably and unconditionally acknowledge, affirm and covenant to each Buyer that:

a. such Buyer is not in default under any of the Transaction Documents and has not otherwise breached any obligations to the Company or any of the Subsidiaries; and

b. there are no offsets, counterclaims or defenses to the Liabilities (as defined in the Amended and Restated Security Agreement) or Obligations (as defined in the Subsidiary Guaranty), including the liabilities and obligations of the Company under the Notes (as amended hereby), or to the rights, remedies or powers of Buyer in respect of any of the Liabilities or Obligations or any of the Transaction Documents, and the Company and each of the Subsidiaries agree not to interpose (and each does hereby waive and release) any such defense, set-off or counterclaim in any action brought by such Buyer with respect thereto.

7. Termination of Obligations to Purchase Notes under the Purchase Agreement. The Company and Longview hereby acknowledge and agree that effective as of the date hereof, no party to the Purchase Agreement (as amended hereby) shall have any further obligation to purchase Notes under the Purchase Agreement (as amended hereby), any remaining such obligation being hereby terminated forever. The foregoing shall not, and shall not be deemed to, otherwise affect Longview’s, Marquis’s or the Company’s rights under the Purchase Agreement (as amended hereby), which remains in full force and effect.

8. Avoidance of Doubt. The parties hereto hereby agree, for the avoidance of doubt, that (a) the term “Notes” as used in the Transaction Documents shall mean the Notes, as, and to the extent, amended by this Agreement, and (b) the term “Liabilities” and “Obligations” as used in the Transaction Documents shall include all liabilities and obligations of the Company under this Agreement, under the Notes (as amended hereby) and under the other Transaction Documents, and each of the parties hereto agrees not to take any contrary positions.

9. Expenses. In accordance with Section 5(h) of the Purchase Agreement (as amended hereby), contemporaneously with the execution and delivery of this Amendment, the Company shall reimburse each of the Buyers for all of the out-of-pocket fees, costs and expenses incurred thereby in connection with the drafting, negotiation and execution of this Amendment.

10. Reservation of Rights. Except as expressly set forth in Section 3(a) hereof, and subject to the terms and conditions of Section 3(b) hereof, neither of the Buyers has hereby waived (a) any breach, default or Event of Default that may be continuing under any of the Transaction Documents or (b) any of such Buyer’s rights or remedies arising from any such breach, default or Event of Default or otherwise available under the Transaction Documents or at law. Each of the Buyers expressly reserves all such rights and remedies.

11. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The successors and assigns of such entities shall include their respective receivers, trustees or debtors-in-possession.

12. Further Assurances. The Company hereby agrees from time to time, as and when requested by any Buyer, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements, including secretary’s certificates, and to take or cause to be taken such further or other action, as any Buyer may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement, the Notes (as amended hereby) and the other Transaction Documents.

13. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

14. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

15. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

16. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

17. Merger. This Agreement, the Notes (as amended hereby), the Purchase Agreement (as amended hereby) and the other Transaction Documents represent the final agreement of each of the parties hereto with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, among any of the parties hereto. Except as expressly set forth in this Agreement, in the Notes (as amended hereby), in the Purchase Agreement (as amended hereby) and in the other Transaction Documents, none of the Company nor any of the Buyers makes any representation, warranty, covenant or undertaking with respect to such matters.

18. Interpretative Matters. Unless otherwise indicated or the context otherwise requires, (i) all references to Sections, Schedules, Appendices or Exhibits are to Sections, Schedules, Appendices or Exhibits contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (c) the words “hereof,” “herein” and words of similar effect shall reference this Agreement in its entirety, and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

19. Reaffirmation. Each of the Company and the Subsidiaries as issuer, debtor, grantor, pledgor, mortgagor, guarantor or assignor, or in other any other similar capacity in which such Person grants Liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) acknowledges and agrees that it has reviewed this Agreement, (ii) ratifies and reaffirms all of its obligations, contingent or otherwise, under each of the Transaction Documents, including the Notes (as amended hereby) and the Purchase Agreement (as amended hereby), to which it is a party (after giving effect hereto), and (iii) to the extent such Person granted Liens on or security interests in any of its property pursuant to any such Transaction Document as security for or otherwise guaranteed the Liabilities or Obligations under or with respect to the Transaction Documents, ratifies and reaffirms such guarantee and grant of security interests and Liens and confirms and agrees that such security interests and Liens hereafter secure all of the Liabilities and Obligations as amended hereby. Each of the Company and the Subsidiaries hereby consents to this Agreement and acknowledges that each of the Transaction Documents, including the Notes (as amended hereby) and the Purchase Agreement (as amended hereby), remains in full force and effect and is hereby ratified and reaffirmed.

[Remainder of page intentionally left blank; Signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the undersigned as of the date first above written.

COMPANY:

SOUTH TEXAS OIL COMPANY, a Nevada corporation

By:

Name: Michael J. Pawelek
Title: Chief Executive Officer

SUBSIDIARIES:

SOUTHERN TEXAS OIL COMPANY., a Texas corporation

By:

Name:
Title:

STO OPERATING COMPANY, a Texas corporation

By:

Name:
Title:

STO PROPERTIES LLC, a Texas limited liability company

By:

Name:
Title:

STO DRILLING COMPANY, a Texas corporation

By:

Name:
Title:

[Signature page to September 2008 Waiver and Amendment]

BUYERS:

THE LONGVIEW FUND, L.P., a California limited partnership

By: Viking Asset Management, L.L.C.
Its: Investment Advisor

By:

Name: S. Michael Rudolph
Title: Chief Financial Officer

LONGVIEW MARQUIS MASTER FUND, L.P.

By:  Viking Asset Management, LLC
Its: Investment Advisor

By:

Name: S. Michael Rudolph
Title: Chief Financial Officer

[Signature page to September 2008 Waiver and Amendment]